EXHIBIT 99.1

Exhibit 99.1

Investor Presentation

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this report. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Overview of Community Bancorp

Company Overview

Largest independent community bank focused on the high growth markets of northern San Diego County & southwest Riverside County with approximately $477 million in Assets.

Five branch locations along the attractive I-15 corridor

Focused on building business core deposit relationships

Company Overview

Strength in generating quality assets

SBA Preferred lender in California, Arizona, Oregon & Nevada

Excellent credit quality

Average net chargeoffs to average loans over the last 5 years is 0.11% ?

Current NPAs, net of gov’t guarantees to total assets are 0.30%

Company Overview

A focus on growth in core deposits, an expanding net interest margin and exceptional loan growth has led to increased profits and higher ROEs.

Experienced Management Team

Years of

Management Position Experience

Gary Deems Chairman 30+

Mike Perdue President and CEO 25+

Bruce Mills Chief Financial Officer 20+

Don Murray Chief Credit Officer 20+

Gary Youmans EVP & Head of SBA 30+

Michael Patterson Chief Administrative Officer 25+

Corporate Strategy

Enhance profitability and expand the community banking franchise

Maintain high credit quality

Increase core deposits and lower cost of funds

Continue to manage capital efficiently

Attractive Marketplace: Branches

New branch to open in 2004

Attractive Marketplace

In terms of population, San Diego and Riverside counties are among the top ten fastest growing counties in the U.S.

10 Fastest-Growing Counties in U.S. by Numerical Increase: April 1, 2000 to July 1, 2002

July 1, 2002

Percent Numerical Estimated

Rank County Name State Increase Increase Population

1 Los Angeles California 3.02% 287,239 9,806,577

2 Maricopa Arizona 7.54% 231,727 3,303,876

3 Harris Texas 4.60% 156,477 3,557,055

4 Riverside California 9.95% 153,725 1,699,112

5 Clark Nevada 10.64% 146,399 1,522,164

6 San Bernardino California 6.24% 106,638 1,816,072

7 San Diego California 3.30% 92,827 2,906,660

8 Orange California 3.24% 92,218 2,938,507

9 Broward Florida 5.30% 86,100 1,709,118

10 Sacramento County California 6.67% 81,583 1,305,082

Source: U.S. Census

Attractive Marketplace

Community plans to open its next branch in Murrieta

San Diego county averaged 4.3% unemployment in 2002 vs. 6.2% for the U.S.

Deposit Market Share

Community is the #1 community bank in its market

In CMBC’s cities served* Branch Total Deposits in Market ($000) Total Market

Rank Count Share (%

1 Washington Mutual Thrift 8 $ 1,006,631 21.65%

2 Wells Fargo Bank 13 660,596 14.21%

3 Bank of America Bank 8 523,354 11.26%

4 Community National Bank Bank 5 374,704 8.06%

5 Temecula Valley Bank Bank 5 260,711 5.61%

6 California Bank & Trust Bank 4 252,049 5.42%

7 Union Bank of California Bank 4 251,929 5.42%

8 U S Bank NA Bank 4 182,524 3.93%

15 other Banks & Thrifts 26 1,137,404 24.46%

Totals 77 $ 4,649,902 100.00%

*Cities served include Escondido, Fallbrook, Vista, Bonsall and Temecula.

Based on FDIC data as of June 30, 2003.

Business Lines

Community Bancorp Inc.

Banking Division

SBA Division

Net Income Breakout of Banking and SBA Divisions

($ 000s)

$ 1,400

$ 1,204

$ 1,200

$ 1,000

$ 752 $ 841 $ 823

$ 800

$ 685 $ 698

$ 566 $ 605

$ 522

$ 600

$483 $ 481 $ 519

$ 362

$ 400

$ 294

$ 200

$ 107

$ (39)

$-

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03

$ (200)

Banking Division Net Income

SBA Division Net Income

Banking Division

Superior Asset Generation Capabilities

Business loans

Commercial real estate loans Construction

Small aircraft loans

Growing Core Deposit Base

Focus on business transaction accounts

Develop marketing strategies targeting business customers

Big bank products, community bank service

Operating in a Consolidated Market

Large Bank acquisitions in our market area have created exceptional opportunities for mid sized community banks

Banking Division Transaction Deposit Growth

($ 000s)

CAGR = 20%

$ 200,000

Checking MMDA Savings

$ 180,000

$ 160,000

+28%

$ 140,000

$ 120,000

$ 100,000

$ 80,000

$ 60,000

$ 40,000

$ 20,000

$-

1999 2000 2001 2002 2003

Deposit Mix 12/31/03

Wholesale Deposits 15%

Demand 17%

Time Deposits $100K 20%

Time Deposits $100K 19%

Savings 4%

MMDA & NOW 25%

Loan Portfolio

Commercial Loans 5.1%

Small Aircraft 7.6%

Construction 16.7%

Consumer and Other 3.4%

SBA 26.9%

Commercial Real Estate 40.4%

SBA Division

Core solid business – Active SBA lender since 1990

Exceptional growth in originations

Preferred Lender with 2 Product Types:

7(a)

504

Contributes three recurring revenue streams:

Interest income on retained loans

Gain on sale revenue

Servicing income on loans sold to others

SBA Originations by Loan Type

($000s)

$ 120,000

7A 504 Loans Sold

$ 100,000

$ 80,000

$ 60,000

$ 40,000

$ 20,000

$-

1999 2000 2001 2002 2003

Financial Performance

Financial Performance: Summary

Exceptional 2003 performance

2002 2003

ROA 0.77% 1.34%

ROE 16.0% 21.3%

Net Interest Margin 4.40% 5.00%

EPS $0.84 $1.42

Expanding net interest margin driven primarily by lower cost of funds

Consistent SBA gain on sale revenue between $1.0 and $1.5 million per quarter

Excellent credit quality; the average net charge offs to average loans over the last 5 years is 0.11%

Net Income

($000s) CAGR* = 40%

$ 7,000

$ 6,000

$ 5,000

$ 4,000

$ 3,000

$ 2,000

$ 1,000

$-

1999 2000 2001 2002 2003

Assets

($ 000s)

CAGR = 28%

$ 500,000

$ 450,000

$ 400,000

$ 350,000

$ 300,000

$ 250,000

$ 200,000

$ 150,000

$ 100,000

1999 2000 2001 2002 2003

Net Income by Quarter

($000s)

$ 2,000

$ 1,800

+26%

$ 1,600

+11%

$ 1,400

+21%

$ 1,200

+21%

$ 1,000

+20%

$ 800

+21% +9%

$ 600

$ 400

$ 200

$-

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03

Fully Diluted EPS by Quarter

($000s)

$ 0.45

$ 0.41

$ 0.40

$ 0.36 $ 0.35

$ 0.35

$ 0.30

$ 0.30

$ 0.26

$ 0.25

$ 0.20 $ 0.21

$ 0.20 $ 0.17

$ 0.15

$ 0.10

$ 0.05

$-

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03

Balance Sheet

($ 000s, except per share items)

Balance Sheet 1999 2000 2001 2002 2003 CAGR

Assets $ 175,981 $ 280,696 $ 370,223 $ 415,698 $ 476,698 28%

Gross Loans 145,521 247,425 308,474 343,416 401,971 29%

Reserves (1,119) (1,988) (2,788) (3,945) (5,210) 47%

Deposits 157,392 252,697 333,334 363,952 393,126 26%

Equity 11,337 12,236 16,501 20,573 37,081 34%

Balance Sheet Ratios

Equity to Assets 6.4% 4.4% 4.5% 5.0% 7.8%

Tier 1 Leverage Ratio 6.7% 5.9% 6.2% 6.8% 10.9%

Tier 1 to RWA 7.8% 7.1% 7.7% 7.9% 12.1%

Total Capital Ratio 8.7% 10.7% 10.3% 10.0% 13.4%

Loans to Deposits 90.6% 92.7% 80.8% 79.8% 102.2%

Reserves to Loans 0.8% 0.8% 0.9% 1.1% 1.3%

Income Statement

($ 000s, except per share items)

Income Statement 1999 2000 2001 2002 2003 CAGR*

Net Interest Income 8,544 11,370 12,724 16,120 20,616 25%

Gain on Sale of Loans 3,631 162 1,091 4,410 5,161 9%

Other Noninterest Income 1,852 2,016 1,868 2,091 2,530 8%

Noninterest Expense 10,829 11,017 12,328 15,504 17,177 12%

Loan Loss Provision 385 965 1,470 1,561 1,639 44%

Net Income 1,551 1,001 1,102 3,006 5,896 40%

EPS $ 0.54 $ 0.35 $ 0.35 $ 0.84 $ 1.42 27%

Income Statement Ratios

ROAA 1.02% 0.43% 0.34% 0.77% 1.34%

ROAE 15.3% 8.6% 7.8% 16.0% 21.3%

Net Interest Margin 6.23% 5.20% 4.18% 4.40% 5.00%

Efficiency Ratio 77.9% 81.3% 78.6% 68.5% 60.8%

Credit Quality

($000s) Year Ended

12/31/03

Credit Quality

NPLs $ 961

NPAs $ 1,419

NPLs / Loans 0.24%

NPAs / Assets 0.30%

Loan Loss Allowance $ 5,210

NCOs / Avg. Loans 0.09%

Loan Loss Allowance to Loans Held for Investment 1.58%

Loan Loss Allowance to NPLs, net of gov’t guarantees 1923%

Net of Gov’t Guarantees

NPLs net of gov’t guarantees $ 271

NPAs net of gov’t guarantees $ 729

NPLs net of gov’t guarantees / Loans 0.07%

NPAs net of gov’t guarantees / Assets 0.15%

NCOs to Avg. Loans

1.0%

0.8%

0.6%

0.4%

0.2%

0.0%

1999 2000 2001 2002 2003

ROAA

1.65%

1.6%

1.33%

1.4%

1.27%

1.2%

1.02% 1.07%

1.0%

0.77%

0.8%

0.6%

0.43%

0.34%

0.4%

0.2%

0.0%

1999 2000 2001 2002 1Q03 2Q03 3Q03 4Q03

ROAE

30%

24.05%

25%

21.06% 20.98%

19.93%

20%

16.00%

15.32%

15%

8.62% 7.79%

10%

5%

0%

1999 2000 2001 2002 1Q03 2Q03 3Q03 4Q03

Net Interest Margin by Quarter

5.5%

5.28%

4.98%

5.0% 4.79% 4.91%

4.69% 4.74%

4.49%

4.5%

4.30% 4.28%

4.04% 4.05%

4.0%

3.82%

3.5%

3.0%

1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03

Efficiency Ratio

85%

81.3%

77.9% 78.6%

80%

75%

68.5%

70%

64.3% 62.3%

65%

60.1%

60% 57.3%

55%

50%

1999 2000 2001 2002 1Q03 2Q03 3Q03 4Q03

Investment Considerations

Investment Considerations

Expanding market share in the high growth markets of northern San Diego County and southern Riverside County

CEO and Sr. Mgmt with in-market experience

Asset generation strength

Stable, recurring SBA income

Pristine credit quality

Outstanding financial performance